UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 10, 2025
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	EFSCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 14, 2025, Enterprise Financial Services Corp (the "Company") issued a press release announcing the completion by the Company’s wholly-owned subsidiary, Enterprise Bank & Trust (“EB&T”), of an acquisition of twelve (12) branches from First Interstate Bank (“FIB”), a wholly-owned subsidiary of First Interstate BancSystem, Inc., as discussed in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 10, 2025, (the "Closing Date"), the Company's wholly-owned subsidiary, EB&T, a Missouri state-chartered trust company with banking powers, closed on its previously-announced transaction with FIB, a Montana state-chartered bank. Pursuant to the terms of the Purchase and Assumption Agreement, dated as of April 28, 2025, by and between EB&T and FIB (the “Purchase Agreement”), EB&T acquired twelve (12) branches from FIB, with ten (10) in Arizona and two (2) in Kansas, certain related assets, and the assumption by EB&T of certain related liabilities. Pursuant to the Purchase Agreement, EB&T assumed approximately $645 million in deposits and purchased approximately $300 million of performing loans associated with the twelve branches. The branch acquisition was effective as of 11:59 p.m. Central time on the Closing Date.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 14, 2025.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	October 14, 2025	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Executive Vice President and Chief Accounting Officer